UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K


                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported) May 3, 2004


                 COMPETITIVE TECHNOLOGIES, INC.
     (Exact name of registrant as specified in its charter)



Delaware                 1-8696                   36-2664428
(State or other          (Commission File         (IRS Employer
jurisdiction             Number)                  Identification No.)
of incorporation)




1960 Bronson Road, Fairfield, Connecticut         06824
(Address of principal executive offices)         (Zip Code)



Registrant's  telephone number, including area code   (203)  255-6044


                         Not Applicable
  (Former Name or Former Address, if Changed Since Last Report)


Item 5.   Other Events and Regulation FD Disclosure.

     Effective May 3, 2004, Competitive Technologies, Inc.
employed Mr. Michael D. Davidson as its Chief Financial Officer.




Item 7.   Financial Statements and Exhibits.

(c)  Exhibits.

     Exhibit No.    Description of Exhibit                  Page

     99.1           Registrant's press release dated
                    May 3, 2004                              3-4


                            Signature


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   COMPETITIVE TECHNOLOGIES, INC.
                                   Registrant


Date:  May 10, 2004                /s/  John B. Nano
                                   By:  John B. Nano
                                   President and
                                   Chief Executive Officer